UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2020

DAVITA INC.
(Exact name of registrant as specified in its charter)

DE	1-14106	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street
Denver,	CO	80202
(Address of principal executive offices including Zip Code)

(720) 631-2100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 5, 2020, DaVita Inc. (the “Company”) and Ms. LeAnne M. Zumwalt, the Company’s Group Vice President, Government Affairs, announced her retirement from DaVita Inc. after over twenty years of service. In connection with this announced retirement, Ms. Zumwalt entered into a Transition Agreement on October 1, 2020 (the “Transition Agreement”).

Under the terms of the Transition Agreement, Ms. Zumwalt will serve as Group Vice President, Government Affairs until January 31, 2021 (the “Retirement Date”).  Subject to Ms. Zumwalt’s continuous employment with the Company through the Retirement Date and execution and non-revocation of a release of claims in favor of the Company, (i) Ms. Zumwalt will be eligible to receive a success bonus equal to $450,000, subject to the achievement of bonus criteria related to the transition of her responsibilities to a successor and any special projects assigned by the Company’s Chief Executive Officer or his designee, and (ii) Ms. Zumwalt will receive $37,500 as reimbursement for the costs of maintaining health benefits. Ms. Zumwalt will not be eligible for an annual discretionary performance bonus for 2020 under the Company’s Short-Term Incentive Program or any other bonus program established by the Company. In addition, Ms. Zumwalt will not be eligible for severance benefits under the Company’s Severance Plan for Directors and Above or under any other severance program established by the Company.

Under the terms of the Transition Agreement, Ms. Zumwalt has agreed to continue to be bound by certain restrictive covenants, including, but not limited to, covenants relating to non-competition, non-solicitation and non-disclosure set forth in her equity award agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: October 5, 2020	By:	/s/ Kathleen A. Waters
Kathleen A. Waters
Chief Legal Officer